    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2002

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                              ESS TECHNOLOGY, INC.
              (Exact Name of Company as Specified in Its Charter)

                    CALIFORNIA                                          94-2928582
 (State or Other Jurisdiction of Incorporation or         (I.R.S. Employer Identification Number)
                   Organization)

                             ---------------------
                            48401 FREMONT BOULEVARD
                           FREMONT, CALIFORNIA 94538
                                 (510) 492-1088
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                     Company's Principal Executive Offices)
                             ---------------------
                                ROBERT L. BLAIR
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            48401 FREMONT BOULEVARD
                           FREMONT, CALIFORNIA 94538
                                 (510) 492-1088
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                             ---------------------
                                   COPIES TO:

                    PETER COHN                                        BARRY L. DASTIN
                  LOWELL D. NESS                                       QUIMBY PIERCE
        ORRICK, HERRINGTON & SUTCLIFFE LLP                           KAYE SCHOLER LLP
                  1020 MARSH ROAD                             1999 AVENUE OF THE STARS, #1600
               MENLO PARK, CA 94025                                LOS ANGELES, CA 90067

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.
                             ---------------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an Offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [X] Registration No. 333-74980

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [ ]
---------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                  PROPOSED MAXIMUM    PROPOSED MAXIMUM
           TITLE OF EACH CLASS OF               AMOUNT TO BE     OFFERING PRICE PER       AGGREGATE           AMOUNT OF
        SECURITIES TO BE REGISTERED             REGISTERED(1)          UNIT(2)        OFFERING PRICE(2)  REGISTRATION FEE(3)
----------------------------------------------------------------------------------------------------------------------------
Common Stock no par value...................       920,000             $19.38            $17,829,600           $1,641
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) Includes 120,000 shares of common stock issuable upon exercise of the underwriters' over-allotment option.
(2) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(3) ESS Technology, Inc. hereby certifies to the Commission that its bank has wired to the Commission the filing fee of $1,641 for the additional securities being registered hereby. In any event, Registrant filed a registration statement (Registration No. 333-74980) on December 12, 2001 with a Proposed Maximum Aggregate Offering Price of $94,571,400 and paid a filing fee of $22,603. Due to the retroactive effect of HR 1088, Registrant has a credit of $13,902 that it wishes to apply to this filing fee in the event the wired funds have not yet arrived in the account.
                             ---------------------
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--------------------------------------------------------------------------------

INCORPORATION BY REFERENCE OF CERTAIN INFORMATION

     This registration statement is being filed with respect to the registration of additional shares of common stock, no par value, of ESS Technology, Inc., pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's earlier effective registration statement on Form S-3 (File No. 333-74980) are incorporated into this registration statement by reference. The form of final prospectus of the earlier effective registration statement will reflect the aggregate amount of securities registered in this registration statement and the earlier effective registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on the 31st day of January 2002.

                                          ESS TECHNOLOGY, INC.

                                          By:      /s/ ROBERT L. BLAIR
                                            ------------------------------------
                                                      Robert L. Blair
                                               President and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----
                /s/ ROBERT L. BLAIR                      Director, President and       January 31, 2002
---------------------------------------------------      Chief Executive Officer
                  Robert L. Blair




                 /s/ JAMES B. BOYD                       Chief Financial Officer       January 31, 2002
---------------------------------------------------  (Principal Accounting Officer)
                   James B. Boyd




                /s/ FRED S.L. CHAN*                     Chairman of the Board of       January 31, 2002
---------------------------------------------------             Directors
                  Fred S.L. Chan




               /s/ ANNIE M.H. CHAN*                             Director               January 31, 2002
---------------------------------------------------
                  Annie M.H. Chan




                 /s/ PETER T. MOK*                              Director               January 31, 2002
---------------------------------------------------
                   Peter T. Mok




                 /s/ DAVID S. LEE*                              Director               January 31, 2002
---------------------------------------------------
                   David S. Lee




                  /s/ DOMINIC NG*                               Director               January 31, 2002
---------------------------------------------------
                    Dominic Ng

              *By: /s/ JAMES B. BOYD
   ---------------------------------------------
                 Attorney-In-Fact

                                 EXHIBIT INDEX

NUMBER                           DESCRIPTION
------                           -----------
  1.1    Form of Underwriting Agreement*
  4.1    Form of Specimen Certificate for Registrant's Common Stock
         (incorporated by reference to Exhibit 4.1 to the
         Registrant's Current Report on Form 8-K filed on January 30,
         2002)
  5.1    Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the common stock being registered
 23.1    Consent of PricewaterhouseCoopers LLP
 23.2    Consent of Orrick, Herrington & Sutcliffe LLP (set forth in
         Exhibit 5.1)
 24.1    Power of Attorney (incorporated by reference to Exhibit 24.1 to the Registrant's Registration Statement on Form S-3
         (Registration No. 333-74980) filed on December 12, 2001)

---------------

* Previously filed with the Registrant's Registration Statement on Form S-3/A (Registration No. 333-74980) filed on January 3, 2002.